UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

          WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8399 (Commission File Number)	31-1189815 (IRS Employer Identification No.)

        200 Old Wilson Bridge Road, Columbus, Ohio                                                                                                                                    43085
      (Address of principal executive offices)                                                                                                                                                 (Zip Code)

Registrant's telephone number, including area code:                                                                                                                                   (614) 438-3210

                                                                                                                                            Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
Management of Worthington Industries, Inc. (the "Registrant") conducted a conference call on December 17, 2015, beginning at approximately 10:30 a.m., Eastern Standard Time, to discuss the Registrant's unaudited financial results for the second quarter of fiscal 2016 (the fiscal quarter ended November 30, 2015).  Additionally, the Registrant's management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.
In the conference call, management referred to quarterly earnings per share adjusted for restructuring. This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Earnings per share adjusted for restructuring is calculated by adding impairment of long-lived assets and restructuring and other expense (in each case, after-tax) to net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period.  The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest of $0.36 and the non-GAAP financial measure of diluted earnings per share adjusted for restructuring of $0.60 for the fiscal quarter ended November 30, 2015, as mentioned in the conference call, is outlined below.

Diluted earnings per share attributable to controlling interest	$ 0.36
Impairment of long-lived assets	0.23
Restructuring and other expense	0.01
Adjusted diluted EPS attributable to controlling interest	$ 0.60

Item 9.01.                      Financial Statements and Exhibits.
(a) through (c):  Not applicable.
(d) Exhibits:

Exhibit No.	Description
99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Second Quarter of Fiscal 2016 (Fiscal Quarter ended November 30, 2015), held on December 17, 2015
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date:  December 21, 2015                                                                                          By:      /s/ Dale T. Brinkman
Dale T. Brinkman, Vice President –
Administration, General Counsel and
Secretary